Investor Presentation September 2021

centerspacehomes.com 2 SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10- K for the period ended December 31, 2020. We assume no obligation to update or supplement forward- looking statements that become untrue due to subsequent events.

centerspacehomes.com 3 Strong Operating Results Driven by Consistent Occupancy and Accelerating Rent Growth  Same-store lease over lease growth held steady at 9.6% in August compared to 12.7% in July and 10.0% in Q2 2021  Same-store renewal lease growth accelerated to 7.6% in August compared to 6.5% in July up from 5.6% in Q2 2021  Same-store occupancy remains strong at 94.3% in August up from 94.1% in July, compared to 94.9% in Q2 2021 Acquisition and Disposition Activity Continues  September 2021 acquisition of 2,696 homes in Minneapolis and St. Cloud, for a purchase price of $323.8 million financed with issuance of convertible preferred operating partnership units and favorable long-term debt  May 2021 disposition of 596 homes in Rochester, Minnesota for a sale price of $60.0M  January 2021 acquisition of Union Pointe for an aggregate purchase price of $76.9M enhanced scale in Denver to 1,713 homes in 5 communities Operating Initiatives Progress to Enhance Customer Experience and Margin Enhancement  Technology implementation underway to further operating efficiencies across the portfolio  Value add opportunities include unit and common area renovations as well as adding amenities such as clubhouses, fitness centers, dog parks, package locker solutions, etc. Better Every Days A lot has changed since our business began, and our new name is a reflection of who we have become. The rebrand of the company reflects our mission to provide great homes for our residents, our teams, and our investors. It is about coming together for the benefit of everyone – something in which each and every member of our team believes. IRET IS NOW CENTERSPACE B u i l d i n g o n a S t r o n g F o u n d a t i o n

centerspacehomes.com 4 Differentiated Markets Strong Midwest markets led by Minneapolis and Denver Nashville a new target market Internal Growth Opportunity Enhanced operating platform Value-Add Opportunity Deep value-add pipeline Balance Sheet Flexibility Strong balance sheet with sufficient liquidity to capitalize on future opportunities Experienced Leadership High caliber management and board executing a sound strategic plan COMPANY SNAPSHOT F o c u s e d o n G r o w t h i n M u l t i f a m i l y PORTFOLIO SUMMARY  Founded in 1970, celebrating over 50 Years  Apartment owner/operator with 14,275 homes  Publicly traded since 1997  Portfolio transformation from diversified to focused multifamily from 2017-2019  Total capitalization of $2.5 billion(1)  Added to the S&P SmallCap 600 Index in 2020 0% 50% 100% 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 Multifamily and Other % of Gross Real Estate Assets Multifamily Other (1) See page 18 for breakdown

centerspacehomes.com 5 Region Homes Avg. Rev per Occ. Home(1) Denver, CO 1,713 $1,862 Minneapolis, MN (3) 4,901 $1,411 North Dakota 2,422 $1,156 Omaha, NE 1,370 $1,050 Rochester, MN 1,122 $1,497 St. Cloud, MN (3) 1,524 $1,066 Other Mountain West(2) 1,223 $1,119 Total / Average 14,275 $1,333 (3) Multifamily Acquisitions and Dispositions Since 2017 % of NOI by Market – August 2021 vs 2017 (3)  Acquired 27 new communities in our target markets for $1.1 billion  $353 million in dispositions including 35 communities as we reduce our exposure to older, lower margin properties with less growth Percent of NOI by State (3) 4% 57% 3% 6% 17% 13% Denver Minneapolis St. Cloud Rochester Billings Bismarck Minot Rapid City Grand Forks Omaha Target Markets Nashville New Target Market PORTFOLIO OVERVIEW D i f f e r e n t i a t e d P o r t f o l i o - S t r o n g M i d w e s t M a r k e t s (1) Average monthly revenue per occupied home is defined as total rental revenues divided by the financial occupancy of apartment homes for the period (2) Includes Rapid City, SD and Billings, MT (3) Includes KMS underwriting 0% 10% 20% 30% 40% 50% Minneapolis Denver Rochester St. Cloud Omaha ND Market Other Mountain West 2021 2017

centerspacehomes.com 6 Range for 2021 2020 Actual Low High Mid-Point Earnings per Share $(0.15) $0.10 $0.50 $0.30 Revenue $167,807 0.0% 3.0% 1.5% Total Expenses $67,892 3.0% 5.0% 4.0% NOI $97,915 (1.5%) 1.5% 0.0% FFO per Share $3.47 $3.38 $3.62 $3.50 Core FFO per Share $3.78 $3.48 $3.72 $3.60 Range for 2021 Low High Mid-Point Earnings per Share $0.58 $0.76 $0.67 Revenue 2.0% 3.5% 2.8% Total Expenses 4.0% 6.0% 5.0% NOI 0.5% 2.0% 1.3% FFO per Share $3.64 $3.83 $3.74 Core FFO per Share $3.78 $3.94 $3.86 REVISED 2021 FINANCIAL OUTLOOK U p d a t e d O u t l o o k B a s e d o n C o n t i n u e d I m p r o v i n g R e s u l t s Outlook: May 3, 2021 Additional 2021 Full-Year Assumptions Outlook: August 2, 2021  No changes to additional 2021 full-year assumptions  Increased mid-point of Earnings per Share by 123%  Increased mid-point of Core FFO by 7.0%

centerspacehomes.com 7 OPERATIONS UPDATE R e n t G r o w t h R e m a i n s t h r o u g h L e a s i n g S e a s o n 0.9% 0.7% 3.2% 3.3% 7.6% 6.5% 5.6% 4.0% August July Q2 Q1 Same Store Renewal Rate Growth 2020 2021 0.6% 0.7% 1.3% -1.4% 8.3% 8.0% 7.5% 2.0% August July Q2 Q1 Same Store Blended Rental Rate Growth 2020 2021 0.3% 0.6% -1.2% -4.2% 9.6% 12.7% 10.0% 0.7% August July Q2 Q1 Same Store New Lease Rate Growth 2020 2021 94.4% 94.1% 94.5% 95.3% 94.3% 94.1% 94.9% 94.9% August July Q2 Q1 Same Store Weighted Average Occupancy 2020 2021

centerspacehomes.com 8 OPERATIONS REVIEW M a r k e t s O v e r v i e w - R e g i o n a l S t a t i s t i c s Region % of NOI(1) Population Market Units(2) Median HH Income Unemployment Rate(3) 3-Month Avg Job Growth(3) Median Home Value T12 Deliveries(4) Market Vacancy(5) Market Rent Growth(5) Under Construction(4) Minneapolis 25.7% 3,640,043 343,552 $83,698 3.8% 7.7% $349,509 9,051 5.8% 2.2% 10,794 Denver 21.9% 2,967,239 334,181 $85,641 5.9% 8.0% $563,161 6,017 6.0% 10.0% 14,836 Rochester 10.5% 221,921 13,748 $75,926 3.0% 7.6% $273,275 97 8.2% 3.3% 0 St. Cloud 7.9% 201,964 17,556 $66,076 4.0% 6.7% $249,720 418 3.1% 4.1% 0 Grand Forks 6.4% 100,815 13,934 $57,301 3.6% 6.6% $218,234 0 5.4% 1.7% 24 Bismarck 6.2% 128,949 12,356 $70,979 3.1% 7.3% $299,963 108 4.9% 1.9% 66 Billings 5.6% 181,667 8,715 $60,962 3.0% 5.7% $299,055 0 1.7% 12.2% 0 Minot 4.5% 75,713 8,797 $71,343 4.1% -8.0% $201,393 0 4.9% (6) 1.9% (6) 0 Lincoln 4.4% 336,374 35,115 $61,539 2.2% 6.6% $243,501 319 4.4% 4.6% 435 Omaha 3.7% 949,442 81,150 $70,373 2.7% 6.0% $236,619 852 5.6% 4.6% 1,504 Rapid City 3.2% 142,107 8,962 $58,361 3.0% 8.7% $270,281 96 2.3% 8.0% 32 Sources: US Census Bureau, Bureau of Labor Statistics, Zillow, CoStar (1) Multifamily only; 2021 budget (2) Total units in housing structures with 5+ units per US Census Bureau (3) June 2021; Minot 3M avg job growth is for Ward County 3-months ended December 2020 per QCEW (4) As of 6/30/21 (5) Q2 2021 average from CoStar (6) Bismarck rent growth and vacancy used as a proxy for Minot

centerspacehomes.com 9 Description Enterprise Highlights Community Highlights  KMS communities well located within their submarkets with proximity to jobs, retail and amenities  Rent level attainable to large pool of renters  Majority of communities in portfolio are low density with attractive garden style feel and select densification opportunities  Strong historical occupancy  Accretive equity issuance  Deepens value add pipeline  Increases % of NOI from target market  Attractive rents relative to new supply for-sale housing in the Twin Cities  Accretive to enterprise cash flow growth  $323,800,000 purchase price ($120k/home)  2,696 homes, 97.5% occupied  Strong submarket locations in Minneapolis and St. Cloud regions  Growth opportunity through revenue optimization initiatives and future value-add implementations KMS 2,696 HOME ACQUISITION P o r t f o l i o A c q u i s i t i o n O v e r v i e w

centerspacehomes.com 10 Preferred Units Current Property Debt Acq Cap Other Existing KMS property debt has been assumed and refinanced  $198,850,000 refinanced under a Fannie Mae credit facility with a weighted average interest rate of 2.78% and maturities at 10.07 years  $20M loan assumed with an interest rate of 4.31%  Additional Fannie Mae proceeds used to pay down existing indebtedness  Acquisition is leverage neutral to current capital stack Terms on Preferred Units are:  3.875% of par value per annum fixed dividend payment  $83.00 per common operating partnership unit conversion price (conversion from convertible preferred units to common operating partnership units at Seller’s election); 2.38M common share equivalents if converted  CSR can convert, at its sole election, Seller’s convertible preferred units into common operating partnership units if CSR’s stock price had traded at $83.00/share or greater for 15 of 30 consecutive trading days, AND  CSR’s common dividend has been paid at a level for three consecutive quarters where Seller’s as- converted common operating partnership units would earn the equivalent of at least 3.875% yield on Seller’s convertible preferred units ($3.22 per share annual dividend threshold) KMS PORTFOLIO PLAN A c q u i s i t i o n A c c r e t i v e t o E a r n i n g s Capital Spend  Approximately $40.0 million of capital will be spent into repositioning the communities over the next 24- 36 months At Announcement At Closing Preferred Units Current Property Debt Acq Cap Other Paydown Line Assumed Loan

centerspacehomes.com 11 Property Market Homes Palisades Minneapolis 330 River Pointe Minneapolis 301 Woodland Pointe Minneapolis 288 Burgundy/Hillsboro Court Minneapolis 251 Windsor Gates Minneapolis 200 Woodhaven Minneapolis 178 New Hope Garden/New Hope Village Minneapolis 151 Wingate Minneapolis 136 Bayberry Place Minneapolis 120 Gatewood St. Cloud 120 Legacy St. Cloud 119 Venue on Knox Minneapolis 97 Plymouth Pointe Minneapolis 96 Pointe West St. Cloud 93 Grove Ridge Minneapolis 84 Southdale Parc Minneapolis 70 The Portage Minneapolis 62 Total 2,696 Venue on Knox, Minneapolis MN Venue on Knox rooftop deck River Pointe Aerial Woodland Pointe, Woodbury MN KMS ACQUSITION C o m m u n i t i e s

centerspacehomes.com 12 Name Address City Built Units 1 Palisades 560 W Sandhurst Dr Roseville 1970 330 2 River Pointe 7855 E River Rd Fridley 1971 301 3 Woodland Pointe 6850 Ashwood Rd Woodbury 1974 288 4 Windsor Gates 7821 Zane Ave N Brooklyn Park 1970 200 5 Woodhaven 6045 Lyndale Ave S Minneapolis 1974 178 6 Burgundy/Hillsboro Court 2911 Hillsboro Ave N New Hope 1968 251 7 Wingate 7700 49th Ave N New Hope 1967 136 8 Bayberry Place 3395 Yankee Doodle Ln Eagan 1995 120 9 Venue on Knox 2893 Knox Ave S Minneapolis 1959 97 10 Plymouth Pointe 9630 37th Pl N Plymouth 1968 96 11 Grove Ridge 8120 E Point Douglas Rd S Cottage Grove 1973 84 12 New Hope Garden/New Hope Village 5600 Zealand Ave N New Hope 1969 151 13 Southdale Parc 2720 W 66th St Richfield 1962 70 14 The Portage 3146 Calhoun Blvd W Minneapolis 1951 62 KMS Total 2,364 A Park Place 14550 34th Ave N Plymouth 1985 500 B SouthFork 18001 Jubilee Way Lakeville 1988 272 C 71 France 7161 France Ave S Edina 2016 241 D Connelly on Eleven 2003 121st St E Burnsville 1970 239 E Oxbo 202 7th St W St. Paul 2017 191 F Ironwood Apartments 8400 Bass Lake Rd New Hope 2018 182 G Arcata 901 Xenia Ave S Golden Valley 2014 165 H Red 20 20 6th St NE Minneapolis 2014 130 I Boulder Court 4182 Rahn Rd Eagan 1970 115 J FreightYard 50 N 4th Avenue Minneapolis 1900 96 CSR Total (1) 2,131 6 1 2 4 3 5 10 8 7 12 914 11 Not pictured CSR communities located outside map boundary: Evergreen and Rum River (Isanti), and Monticello Crossings and Monticello Village (Monticello) (1) CSR Total does not include 406 homes located outside the map boundary: Evergreen and Rum River (Isanti), and Monticello Crossings and Monticello Village (Monticello) A B D E F G H I J 13 KMS PORTFOLIO ADDS KEY SUBMARKET EXPOSURE IN TWIN CITIES M i n n e a p o l i s M a p C

centerspacehomes.com 13 Name Address City Built Units 1 Legacy 248 3rd St S Waite Park 1983 119 2 Pointe West 3225 Maine Prairie Rd Saint Cloud 1975 93 3 Gatewood 813 7th St S Waite Park 1987 120 KMS Total 332 A Park Meadows 408 Park Meadows Dr Waite Park 1982 360 B West Stonehill 690 Prosper Dr Waite Park 1989 313 C Cypress Court 906 Cypress Rd St. Cloud 2015 196 D Regency Park Estates 1615 15th Ave SE St. Cloud 1994 149 E Grand Gateway 4005 24th St S St. Cloud 2002 116 F Ponds 1211 7th Ave S Sartell 2008 58 CSR Total 1,192 1 23 A B C D E F Same-Store Minneapolis and St. Cloud NOI Growth 2018 2019 2020 3 Year CAGR 6.5% 12.5% 3.2% 8.6% Same-Store Minneapolis and St. Cloud Rent Growth 2018 2019 2020 3 Year CAGR 6.4% 8.6% 2.3% 4.1% KMS ST. CLOUD ADDS TO STRONG PERFORMING TEAM AND PORTFOLIO S t . C l o u d M a p

centerspacehomes.com 14 Minneapolis  Minneapolis MSA boasts a diversified economy being home to 17 Fortune 500 companies including UnitedHealth Group, Target and Best Buy  The Twin Cities was well-positioned heading into the pandemic with a tight vacancy rate, strong demand, and solid rent growth  The urban core has struggled with social distancing, business and office closures, and social unrest  With roughly 10,000 units under construction, vacancy in the market is expected to continue to climb in urban class A properties  Asking rent in 3-star (class B) properties has consistently outperformed 4- & 5-star (class A) properties since 2011 – this has been even more pronounced in the current economic environment as new deliveries have been concentrated in the urban core St. Cloud  St. Cloud boasts a low vacancy rate of 2.6%  154 units under construction is only ~1% of inventory  Tight vacancy and low new supply is likely to lead to strong near-term rent growth  St. Cloud’s economy has benefitted from higher employment concentrations in manufacturing and education and health services  CSR St. Cloud communities achieved 4.1% rent growth on new leases and 6.0% rent growth on renewals in Q1 2021 -5.0% 0.0% 5.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Year-Over-Year Rent Growth Minneapolis 4 & 5 Star Minneapolis 3 Star St. Cloud 0.0% 20.0% 40.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Vacancy Minneapolis 4 & 5 Star Minneapolis 3 Star St. Cloud St. Cloud market and Minneapolis class B properties have consistently outperformed Minneapolis class A properties Source: CoStar MARKET OVERVIEW M i n n e a p o l i s a n d S t . C l o u d B P r o p e r t i e s D e m o n s t r a b l y O u t p e r f o r m L u x u r y T h r o u g h o u t t h e C y c l e CSR Minneapolis Source: CoStar CSR St.CloudSource: US Census Bureau ACS 343,552 Units 4,901 (1.4%) 17,556 Units 1,524 (8.7%)

centerspacehomes.com 15 Strong Operating Platform RISE BY 5 M a r g i n s C o n t i n u e t o I m p r o v e Same-Store communities continue to see NOI margin growth Buying Efficient Communities Communities acquired have a weighted average margin of 57.2% Selling Inefficient Communities Communities sold have a weighted average margin of 49.9% Dispositions NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 49.9% $1,196 37.8% $818 Average Monthly Revenue/Home Includes rent and other income $992 $1,338 $1,302 Apr-18 Same-Store Pool Current Same-Store Pool Current Non- Same-Store Pool Including KMS 55% 56% 57% 58% 59% 60% 61% 62% 63% 64% 65% (1) Gross Margin is calculated as revenue less controllable expenses as a % of revenue; controllable expenses include repairs & maintenance, utilities, administrative and marketing (2) When T12 not available, T3 annualized, or underwriting (3) Includes KMS Acquisition Same-Store NOI Margin 4.0% increase in NOI margin Acquisitions(3) T12(2) NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 57.2% $1,071 53.9% $1,334

centerspacehomes.com 16 Property Region Homes to Renovate Renovated Date Complete Avg. Cost per Unit (1) Achieved Premium(2) Estimated ROI(3) Park Place Minneapolis, MN 500 300 In process $18,105 $253 17.60% Connelly on Eleven Minneapolis, MN 240 204 In process $10,284 $138 18.70% SouthFork Minneapolis, MN 272 133 In process $16,726 $258 21.00% Whispering Ridge Omaha, NE 336 156 In process $7,285 $135 25.80% Greenfield Omaha, NE 96 24 In process $12,902 $125 13.70% Lakeside Village Omaha, NE 208 27 In process $13,245 $135 19.70% Colony Omaha, NE 232 9 In process $23,775 $190 11.30% Grandeville Rochester, MN 275 77 In process $15,037 $241 22.30% Quarry Ridge Rochester, MN 154 41 In process $16,627 $215 17.20% Woodridge Rochester, MN 110 24 In process $10,284 $138 18.70% Regency Park Estates St. Cloud, MN 147 36 In process $16,152 $237 20.10% West Stonehill St. Cloud, MN 312 84 In process $12,835 $194 19.90% Total 2,882 1,115 Highlights VALUE-ADD OPPORTUNITY E n h a n c i n g P o r t f o l i o T h r o u g h R e n o v a t i o n P r o j e c t s  12 communities are in the process of value-add projects  Value-add opportunities across the portfolio feature unit renovations, common areas, and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, package locker solutions  Enhancements improve asset position within the market and maintain competitive advantage New Regency Lobby Unit Renovations thru July 31 (1) Does not include costs related to amenity or common area upgrades (2) Achieved premium is reflective of the completed and leased homes and does not include market rent changes (3) ROI is defined by (premium X 12 months) plus turnover savings divided by (renovation vacancy loss plus total unit cost)

centerspacehomes.com 17 Common Equity 57% Secured Debt 20% Unsecured Debt 8% Series C Preferred 4% Series D Preferred 1% Series E Preferred 7% Debt Summary Amount % of Total Wtd Avg Int Rate Wtd Avg Maturity Total Secured Debt 507,212,919 59% 3.48% 7.01 Total Unsecured Debt 352,000,000 41% 3.76% 5.55 Private Placement 175,000,000 20% 3.47% 8.15 Line of Credit 32,000,000 4% 3.55% 1.17 Term Loans 145,000,000 17% 4.15% 3.39 Total Debt 859,212,919 100% 3.59% 6.42 Fixed Rate 859,212,919 100% 3.59% 6.42 Variable Rate 0 0% 0% 0 *Share price $101.18 as of 8/31/2021 BALANCE SHEET P r o F o r m a I n c l u d i n g K M S F i n a n c i n g $2.5B Total Capitalization $859M Total Debt $1.5B Common Equity $293M Preferred Equity Private Placement % of Total Maturing 1.5% 7.6% 5.0% 8.1% 12.5% 6.3% 6.1% 12.8% 11.1% 5.8% 14.0% 0.0% 9.2% Weighted Average Interest Rate 5.7% 3.9% 4.0% 3.7% 4.3% 3.7% 3.5% 3.1% 3.9% 2.7% 3.3% 0.0% 2.9% $12,814 $65,028 $43,163 $70,000 $107,518 $54,198 $52,742 $110,000 $95,000 $50,000 $119,900 $78,850 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033

centerspacehomes.com 18 Multifamily portfolio quality has improved since 2017 We focus our energy and capital on improving 3 long-term metrics CAPITAL RECYCLING I m p r o v i n g P o r t f o l i o M e t r i c s Portfolio Quality Distributable Cash Growth NAV per Share Our capital recycling program has enhanced the quality of our business by improving:  The efficiency and growth potential of our communities  Core FFO per share  Our leverage metrics and overall balance sheet flexibility  NAV per share Homes per Community Buildings 132 709 Avg Monthly Rent $980 Communities 100 % of NOI in Top-50 MSA 13% 2017 Homes 13,212 NOI Margin % 57.2% Homes per Community Buildings 180 515 Avg Monthly Rent $1, 329 Communities 79 % of NOI in Top-50 MSA 53% Today Homes 14,275 NOI Margin % 57.6%

centerspacehomes.com 19 RECENT ACQUISITIONS F o c u s o n E x p a n d i n g o u r P o r t f o l i o i n T a r g e t M a r k e t s o f M i n n e a p o l i s a n d D e n v e r • A 256-home community built in 2019 • Conveniently located Longmont with close proximity to Boulder • Amenities include fitness center, workstations and a laptop bar, resort-style pool and bike and ski repair room • One, two and three-bedroom homes feature quartz countertops, tile backsplash, stainless steel appliances, full size washer and dryers, and ample closet space U N I O N P O I N T E A P A R T M E N T S D E N V E R , C O / $ 1 4 4 . 7 M I L L I O N I R O N W O D D A P A R T M E N T S M I N N E A P O L I S , M N / $ 4 6 . 3 M I L L I O N • A 465-home community built in 2016 • Conveniently located in the north metro of Denver with close proximity to employment centers and amenities • Amenities include two fitness centers, two billiard room, community garden, and resort style pool • One, two and three-bedroom homes feature contemporary granite countertops, stainless steel appliances, walk-in closets, floor-to- ceiling windows P A R K H O U S E A P A R T M E N T S D E N V E R , C O / $ 7 6 . 9 M I L L I O N • A 182‐home community built in 2018; first new product in submarket in 20 years • Conveniently located to multiple employment centers and amenities • Previously financed the development with a $16.6 million mezzanine note, acquiring the asset after stabilization • One, two and three-bedroom homes feature quartz countertops, stainless steel appliances, and private balconies with views of golf course and pool deck

centerspacehomes.com 20 MIDWEST HAS STRONG FUNDAMENTALS C e n t e r s p a c e L o w e s t U n e m p l o y m e n t R a t e A m o n g P e e r s a n d 2 3 % B e l o w t h e U S A v e r a g e  Centerspace portfolio has lower unemployment among peers and the national average  Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collections rates Source: SNL, BLS, Company Data 4.0% 4.5% 5.0% 5.1% 5.3% 5.4% 5.4% 5.5% 5.6% 5.6% 5.7% 5.7% 6.0% 6.0% 6.6% 6.6% 7.1% CSR IRT MAA AMH BRG US Average SUI NXRT INVH CPT UMH ELS UDR AIV AVB EQR ESS July 2021 Weighted Average Unemployment Rate state unemployment rate weighted by unit count

centerspacehomes.com 21 MIDWEST HAS STRONG FUNDAMENTALS C e n t e r s p a c e M a i n t a i n s L o w e s t U n d e r C o n s t r u c t i o n P o r t f o l i o A m o n g P e e r s  Centerspace’s markets have the lowest percentage of construction among multifamily peers  Low supply in CSR portfolio allows for opportunity to drive rent and maintain occupancy Source: SNL, CoStar 2.4% 3.6% 3.8% 4.4% 4.4% 4.6% 4.7% 4.8% 5.2% 5.3% CSR ESS IRT EQR AVB CPT MAA UDR BRG NXRT Weighted Average Portfolio Under Construction % Weighted by Unit Count in Metro

centerspacehomes.com 22 BEST-IN-CLASS GOVERNANCE H i g h C a l i b e r L e a d e r s h i p F o c u s e d o n H i g h Q u a l i t y G o v e r n a n c e Executive Management Team Mark O. Decker, Jr. PRESIDENT AND CEO John A. Kirchmann EVP AND CFO Anne M. Olson EVP AND COO CSR rated ISS’s top score of 1 - indicating highest quality corporate governance practices and lowest governance risk Jeffrey P. Caira Since 2015 Michael T. Dance Since 2016 Mark O. Decker Jr. Since 2017 Emily Nagle Green Since 2018 Linda J. Hall Since 2011 John A. Schissel Since 2016 Mary J. Twinem Since 2018

centerspacehomes.com 23 ESG HIGHLIGHTS S t r o n g F o c u s o n E n v i r o n m e n t a l , S o c i a l a n d C o r p o r a t e G o v e r n a n c e Energy Efficiency Completed installation of 3,323 LED light bulbs Only ENERGY STAR rated appliances used for replacement Water Conservation Provide shared cost water services encouraging lower consumption Installed new common area laundry equipment at 10 communities; compliant with the US-DOE for energy + water Air Quality Utilize low VOC flooring, paints, adhesives and sealants Non-smoking communities Serving the broader communities in which we operate and supporting our team members’ community involvement is important to us. Here are some organizations that have received sponsorships and financial donations through CSR’s Corporate Giving Initiative:  Habitat for Humanity  Homes for Our Troops  YMCA  United Way Local Chapter  Feed My Starving Children  Ronald McDonald House Charities  Cristo Rey High School

centerspacehomes.com 24 INVESTMENT HIGHLIGHTS Best-In-Class Governance

centerspacehomes.com 25 APPENDIX

centerspacehomes.com 26 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: depreciation and amortization related to real estate; gains and losses from the sale of certain real estate assets; and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 27 RECONCILIATION TO NON-GAAP MEASURES

centerspacehomes.com 28 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/ loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or nonoperating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP.